American Century California Tax-Free and Municipal Funds (ACCTFMF),
American Century Target Maturities Trust (ACTMT),
American Century Mutual Funds, Inc. (ACMF),
American Century Strategic Asset Allocations, Inc. (ACSAA),
American Century World Mutual Funds, Inc. (ACWMF),
American Century International Bond Funds (ACIBF),
American Century Quantitative Equity Funds (ACQEF),
American Century Investment Trust (ACIT),
American Century Government Income Trust (ACGIT),
American Century Premium Reserves, Inc. (ACPR) and
American Century Capital Portfolios, Inc. (ACCP)

PROSPECTUS SUPPLEMENT

Supplement dated October 1, 2001 * Investor Class Prospectus dated January 1, 2001 (ACCTFMF);
                                   March 1, 2001 (ACMF); April 1, 2001 (ACSAA and ACWMF);
                                   May 1, 2001 (ACQEF), (ACIBF) and (ACTMT); July 1, 2001 (ACIT);
                                   and August 1, 2001 (ACGIT, ACPR and ACCP).

The following sentences should be added to the end of the paragraph introducing each fund's Annual
Total Returns bar chart in the section on "Fund Performance History."

          Account fees are not reflected in the chart below. If they had been included, returns would be lower than those shown.

For those prospectuses without a Shareholder Fees table, the following table should be inserted to immediately precede the "Annual Operating Expenses" table in the "Fees and Expenses" section.

          SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
          ----------------------------------------------------------------------
          Maximum Account Maintenance Fee        $25(1)

          (1) Applies only to investors whose total investments with American
              Century are less than $10,000. See "Account Maintenance Fee"
              under "Investing with American Century" for more details.

For those prospectuses with a Shareholder Fees table, the Maximum Account Maintenance Fee information provided above should be added to the existing table and the footnote renumbered as appropriate.

The following replaces the section "Sell Shares" under the heading "Online" in the chart "Ways to
Manage Your Account."

          SELL SHARES

          Redeem shares and proceeds will be electronically transferred to your authorized bank account.

For ACCTFMF, ACMF, ACSAA, ACWMF, ACQEF, ACIBF and ACTMT, the following replaces the address for the
Englewood, Colorado Investor Center under the heading "In Person" in the chart "Ways to Manage Your
Account."

          10350 Park Meadows Drive
          Littleton, Colorado
          8:30 a.m. to 5:30 p.m., Monday-Friday

The following paragraph should be inserted immediately after the paragraph captioned "Minimum
Initial Investment Amount" in the section on "Investing with American Century."

          ACCOUNT MAINTENANCE FEE

          We charge a $12.50 semiannual account maintenance fee to investors whose total investments with American Century are less than $10,000.
          We will determine the amount of your total investments twice per year, generally the last Friday in October and April. If your total investments are less than $10,000 at that time, we will redeem shares automatically in one of your accounts to pay the $12.50 fee. Please note that you may incur a tax liability as a result of the redemption.
          In determining your total investment amount, we will include your investments in American Century funds held in all personal accounts and IRAs including SEP-, SARSEP- and SIMPLE-IRAs (but no other retirement plan accounts) registered under your Social Security number. We will not charge you the fee as long as you choose to manage your account exclusively online. You may enroll for exclusive online account management on our Web site. To find out more about exclusive online account management, visit www.americancentury.com/info/demo.

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